ASPIRATION FUNDS
Aspiration Redwood Fund (the “Fund”)
Supplement dated February 20, 2024 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2024
As part of a management-led buyout, on February 11, 2024, Aspiration Partners Inc. (“Aspiration Partners”), the parent entity of Aspiration Fund Adviser, LLC (“Aspiration”), and MFP Capital Group, Inc. (“MFP Capital Group”), the parent entity of Mission Investment Advisors LLC (the “New Adviser”), entered into a purchase agreement. Pursuant to this agreement, Aspiration Partners agreed to sell certain assets related to Aspiration Partners’ consumer finance business to MFP Capital Group, including the Aspiration brand and the intellectual property and technology held by Aspiration Partners (the “Transaction”), subject to the satisfaction of certain conditions set forth in the agreement (including obtaining certain third-party consents).  Mission Financial Partners LLC (“MFP”), a subsidiary of MFP Capital Group, relatedly has entered into services agreements with Aspiration Partners pursuant to which MFP has agreed to provide operational support to Aspiration during this transition period and to oversee the eventual winding down and termination of Aspiration.  In addition, MFP Capital Group agreed to offer employment to, and currently does employ, certain employees who were involved in Aspiration Partners’ consumer financial business to continue managing the business and the operations of Aspiration and the Fund. Aspiration Partners has also granted MFP Capital Group a license to use its intellectual property until the closing of the purchase agreement or such other mutually agreed time.
In anticipation of the Transaction, the Board of Trustees has approved a new investment advisory agreement (the “New Investment Advisory Agreement”) between Aspiration Funds, on behalf of the Fund, and the New Adviser, subject to approval by shareholders who owned shares of the Fund as of the close of business on December 29, 2023.  In addition, the Board has approved a new sub-investment advisory agreement (the “New Sub-Investment Advisory Agreement”, and together with the New Investment Advisory Agreement, the “Agreements”) with UBS Asset Management (Americas) Inc. (the “Sub-Adviser”), also subject to shareholder approval, and a new expense limitation agreement that will take effect upon shareholder approval of the New Advisory Agreement.
If the New Advisory Agreement is approved by shareholders, Mission Investment Advisors LLC will replace Aspiration as investment manager to the Fund.  The material terms of the New Agreements are identical to those of the previous agreements, except for the management fee structure and the sub-advisory fee schedule.  No changes are proposed to the level of services that are currently provided to the Fund.  Assuming that the New Agreements are approved by shareholders, the Sub-Adviser will continue to serve as the sub-adviser to the Fund under the oversight of the New Adviser, and Joseph Elegante and Adam Jokich, the current portfolio managers, will continue to serve as portfolio managers of the Fund.  Further, there are no changes contemplated to be made to the Fund’s investment objectives or principal investment strategies.
The Board has called a meeting of shareholders to be held on March 13, 2024 to consider the approval of the New Agreements, among other matters.  A proxy statement describing the proposed New Agreements is expected to be mailed to shareholders of the Fund in February 2024.

If the proposed New Agreements are approved by shareholders of the Fund, the following information will supplement and supersede any contrary information contained in the Summary Prospectus, Prospectus and SAI:
The investment adviser to the Fund and the management fee payable to the investment adviser will change as described below, subject to shareholder approval:
Mission Financial Advisors LLC, located at One Embarcadero Center, Suite 800, San Francisco, CA 94111, serves as the investment adviser to the Fund.  The New Adviser is a wholly owned subsidiary of MFP Capital Group, Inc., also located at One Embarcadero Center, Suite 800, San Francisco, CA 94111. The New Adviser provides oversight of the Sub-Adviser’s investment performance, operations, and compliance through due diligence reviews and policies and procedures.  As of September 30, 2023, the New Adviser was newly formed and did not have assets under management.
The New Adviser is entitled under the New Advisory Agreement to receive an advisory fee, quarterly in arrears, from the Fund at an annual rate of 0.50% of the Fund’s average daily net assets. Under the previous advisory agreement, the previous investment adviser was entitled to an annual advisory fee of 0.00% of the Fund’s average daily net assets. The previous investment adviser did not impose a set fee to manage individual advisory accounts with respect to the Fund. Instead, advisory clients were permitted to pay the previous investment adviser a fee in the amount they believe is fair to manage their individual advisory accounts (or “Pay What Is Fair”), and only clients of the previous investment adviser were permitted to invest in the Fund.  Shareholders in the Fund are no longer required to be clients of the Fund’s investment adviser.
The sub-advisory fee payable to the Sub-Adviser will change as described below:
Under the New Sub-Investment Advisory Agreement, the New Adviser will pay the Sub-Adviser a sub-advisory fee, quarterly in arrears, at an annual rate based on the average daily nets asset of the Fund of 0.17% on the first $175 million of net assets, and 0.15% on assets over $175 million.  Under the previous sub-investment advisory agreement, the Sub-Adviser was entitled to 50% of the advisory fees received by the previous investment adviser in respect of the Fund on the first $250 million, 30% of the advisory fees received by the previous investment adviser on the next $750 million, and 20% of the advisory fees received by the previous investment adviser on the amounts thereafter.
The Expense Limitation Agreement will change as described below:
The New Adviser has entered into an expense limitation agreement (“Agreement”) with the Fund under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses to 1.35% (“Maximum Operating Expense Limit”).  The New Adviser will do this by reimbursing the Fund for certain direct expenses and fees, such as transfer agency, custodial, auditing and legal fees.  The Fund also incurs certain indirect expenses, and expenses paid by the Fund when it invests as a shareholder in underlying investment companies. The New Adviser has not agreed to waive or reimburse brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs, taxes, or extraordinary expenses, such as litigation and indemnification expenses. Because the New Adviser is not obligated under the Agreement to pay these expenses, the Fund’s total annual fund operating expenses may actually exceed the Maximum Operating Expense Limit. The Agreement is in effect through January 31, 2026, unless earlier terminated by a majority of the Board of Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended, or a majority vote of the outstanding voting securities of the Trust. Any fees or expenses waived or reimbursed by the New Adviser are subject to repayment by the Fund within three years following the date on which waiver or reimbursement occurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the waiver and/or reimbursement.  Prior to the date that the New Advisory Agreement was approved by shareholders, the Maximum Operating Expense Limit was 0.95%.  Prior to April 1, 2023, the Maximum Operating Expense Limit was 0.50%.

The “Fees and Expenses” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment) [1]
Management Fees	0.50%
Distribution and/or Service (12b-1) Fee[2]	0.00%
Other Expenses	0.80%
Total Annual Fund Operating Expenses	1.30%
1. Restated to reflect current fees
2.  Distribution and/or Service (12b-1) Fees are less than 0.00%.

The “Example” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time period indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$137	$430	$744	$1,634

All references to Fund shares being available only to clients of the Fund’s investment adviser are deleted in their entirety.
All references to the Fund’s investment adviser and sub-adviser donating 10% of their earnings to charity are deleted.

Investors Should Retain This Supplement for Future Reference